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                                                                  EXECUTION COPY


                               KEEP WELL AGREEMENT


      THIS KEEP WELL AGREEMENT (this "Keep Well Agreement"), dated as of August 21, 2001, is entered into by and between AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Buyer"), and COLUMBIA PROPANE CORPORATION, a Delaware corporation (the "Company").

      WHEREAS, pursuant to Section 10.2(c) of that certain Amended and Restated Purchase Agreement, dated as of August 7,200l (the "Columbia Propane Purchase Agreement"), by and among Columbia Energy Group, a Delaware corporation ("Seller"), the Company, Columbia Propane, L.P., a Delaware limited partnership ("CPLP"), CP Holdings, Inc., a Delaware corporation, the Buyer, AmeriGas Partners, L.P., a Delaware limited partnership, and AmeriGas Propane, Inc., a Pennsylvania corporation, the Buyer has agreed to enter into this Keep Well Agreement relating to certain of the Company's indemnity obligations under that certain Purchase Agreement, dated April 5, 1999 (the "National Propane Purchase Agreement"), by and among Columbia Propane, L.P. (which was later dissolved with its assets being distributed to the Company and CPH), CPH, the Company, National Propane Partners, L.P., National Propane Corporation (the "Special Limited Partner"), National Propane SGP, Inc. and Triarc Companies, Inc. ("Triarc"), as more fully described below;

      WHEREAS, pursuant to the Columbia Propane Purchase Agreement, the Company, among other things, is selling a significant portion of its assets and liabilities to the Buyer and is also distributing certain of its assets to the Seller (the "Asset Sale");

      WHEREAS, pursuant to the terms of the National Propane Purchase Agreement, the Company agreed to indemnify (i) the Special Limited Partner (and its successors and permitted assigns in accordance with the National Propane Purchase Agreement) for certain losses described in Sections 5.2 (the last paragraph thereof), 5.9 and 5.14 thereof (collectively, the "Tax Indemnity Provisions"), and (ii) Triarc, the Special Limited Partner and certain other identified parties for certain losses in connection with various obligations of the Company under the National Propane Purchase Agreement pursuant to Section
9.1 thereof; and

      WHEREAS, following the Asset Sale; the Buyer desires to ensure that the Company is financially able to satisfy its obligations under the Tax Indemnity Provisions and the other indemnity provisions of the National Propane Purchase Agreement.

      NOW THEREFORE, for good and valuable consideration, including the consideration set forth in the Columbia Propane Purchase Agreement, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      1. Agreement to Keep Well. The Buyer shall take all actions necessary to ensure that the Company shall have sufficient available funds in United States Dollars to pay and discharge, when due and payable, any and all of the obligations or liabilities of the Company due under the Tax Indemnity Provisions or the other indemnity provisions of the National Propane Purchase Agreement (the "Indemnity Obligations"). The Buyer's Keep Well Agreement hereunder shall be, and is specifically limited to, payments expressly required to be made by the
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Company pursuant to the Indemnity Obligations, and will be subject to the limitations contained in the National Propane Purchase Agreement that are applicable to the Company, including, without limitation, the limitations set forth in Sections 9.1 (c) and (d) of the National Propane Purchase Agreement and all set-off rights and other defenses applicable to the Company contained therein, other than defenses arising from the bankruptcy or insolvency of the Company.

      2. Successors. This Keep Well Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      3. Third Party Beneficiaries. Triarc, the Special Limited Partner and any other parties to whom payment might be expressly required to be made by the Company pursuant to the Indemnity Obligations are intended to be third party beneficiaries of this Keep Well Agreement (the "Keep Well Beneficiaries"). Except for the Keep Well Beneficiaries, nothing in this Keep Well Agreement, express or implied, is intended to confer any rights, benefits or obligations hereunder upon any person other than the parties hereto and their respective successors and assigns.

      4. Governing Law. This Keep Well Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its provisions concerning choice of law or choice of forum.

      5. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by a party to a party hereunder (each, a "Notice") shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by facsimile, as follows:

      If to the Buyer, in person, by courier or facsimile, to:

            AmeriGas Propane, L.P.
            460 North Gulph Road
            King of Prussia, PA 19406
            Attention: Vice President -- Law
            Fax: (610)922-3258

      If to the Buyer by U.S. Mail, to:

            AmeriGas Propane, L.P.
            P.O. Box 965
            Valley Forge, PA 19482
            Attn: Vice President -- Law

      In each case, with a copy to:

            Morgan, Lewis & Bockius LLP
            1701 Market Street
            Philadelphia, PA 19 103-292 1


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            Attn: Howard L. Meyers
            Fax: (215)963-5299

      If to the Company, in person, by courier or facsimile, to:

            Columbia Propane Corporation
            460 North Gulph Road
            King of Prussia, PA 19406
            Attention: Vice President -- Law
            Fax: (610)922-3258

      If to the Company by U.S. Mail, to:

            Columbia Propane Corporation
            P.O. Box 965
            Valley Forge, PA 19482
            Attn: Vice President -- Law

      In each case, with a copy to:

            Morgan, Lewis & Bockius LLP
            1701 Market Street
            Philadelphia, PA 19103-2921.
            Attn: Howard L. Meyers
            Fax: (215)963-5299

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notices are to be given to it by giving Notice as provided above of such change of address.

      6. Amendment. No provision of this Keep Well Agreement may be amended, supplemented or modified, nor any of the terms and conditions hereof waived, except by a written instrument executed by the Buyer and the Company, provided that any such amendment, supplement or modification that adversely affects the rights of the Keep Well Beneficiaries hereunder shall be consented to by Triarc or the Special Limited Partner (which consent shall not be unreasonably withheld, conditioned or delayed).

      7. Not a Guaranty. This Keep Well Agreement is not, and nothing contained herein and nothing done pursuant hereto by the Buyer shall be deemed to constitute, a guaranty by the Buyer of the payment of any obligation, indebtedness or liability of any kind or character whatsoever of the Company.

      8. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such


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counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties hereto have caused this Keep Well
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                        AMERIGAS PROPANE, L.P.


                                        By:  AmeriGas Propane, Inc.
                                        Its: General Partner


                                        By:  /s/ Robert H. Knauss
                                           -------------------------------------
                                           Name:  Robert H. Knauss
                                           Title: Vice President -- Law


                                        COLUMBIA PROPANE CORPORATION


                                        By:  /s/ Ronald R. Rominieki
                                           -------------------------------------
                                           Name: Ronald R. Rominieki
                                           Title: V.P. CFO


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